DESTRA MUTUAL FUNDS
SUPPLEMENT DATED FEBRUARY 25, 2016
TO PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
DATED FEBRUARY 1, 2016, AS SUPPLEMENTED ON FEBRUARY 17, 2016

Destra Investment Trust Destra Dividend Total Return Fund	Destra Investment Trust II Destra Flaherty & Crumrine Preferred and Income Fund Destra Focused Equity Fund

Effective immediately, notwithstanding anything to the contrary in each Fund’s Prospectus and Statement of Additional Information, the “Initial Sales Charge – Class A Shares” section is deleted in its entirety and replaced with the following:

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Capital Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None(2)	None	None(3)
(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.
(3)
To fulfill the obligations of any outstanding Letter of Intent entered into before February 1, 2016, Destra Capital Investments may pay financial intermediaries commissions of up to 1.00% on purchases of $1,000,000 or more on a single purchase of Class A shares by a single investor.  Destra Capital Investments retains all 12b-1 fees paid for the first 12 months pursuant to the Class A plan on any investment where an upfront 1.00% commission is paid in order to recoup prior expenses incurred with respect to the payment of such 1.00% commission.

Please Keep this Supplement with Your Fund’s Prospectus and Statement of
Additional Information for Future Reference